                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  April 23, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


              Delaware                             1-12898                             38-2011419
              --------                             -------                             ----------
    (State or other jurisdiction           (Commission File Number)                 (I.R.S. Employer
          of incorporation)                                                       Identification No.)


 27555 Farmington Road                                                                 48334-3357
Farmington Hills, Michigan                                                             ----------
- --------------------------                                                             (Zip Code)
   (Address of principal
    executive offices)




Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of April 25, 1996 for Series 1987-2, Distribution Reports as of May 1, 1996 for Series 1988-1 and 1988-2, and Distribution Reports as of April 20, 1996 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                     (Registrant)




Date:  April 23, 1996                  By:   Larry N. Ciofu
                                          -------------------------------
                                             Larry N. Ciofu
                                             Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

           Distribution Date Statement for          APRIL  25, 1996

                     COUPON               Principal          Number of        Interest              Interest
    Class             RATE               Outstanding      Certificates        Accrued               Payable
- ------------- ---------------------  -------------------- ---------------- --------------     --------------------
     2-A                    0.0000%                $0.00           45,100          $0.00                    $0.00

     2-B                    7.0000%                $0.00           18,000          $0.00                    $0.00

     2-C                    7.0000%                $0.00           19,700          $0.00                    $0.00

     2-D                    9.5500%        $4,422,000.00 *          4,422     $35,191.75               $35,191.75

     2-E                    9.9500%       $11,680,159.49            5,200     $96,847.99                    $0.00
                                     -------------------- ---------------- --------------     --------------------
                                          $16,102,159.49           92,422    $132,039.74               $35,191.75


              Agency MBS Collections :
                                   Interest                                                           $134,348.03
                                   Principal                                                          $395,844.53
              Investment Income                                                                           $214.95
              Excess from previous month                                                                   187.03
                                                                                              --------------------
              TOTAL AVAILABLE                                                                         $530,594.54

              Due to Class 2-D INTEREST                                                               ($35,191.75)
              Due to Class 2-D REDEMPTION                                                            ($492,879.55)
              Due to Class 2-D (rounded down to even $1,000)                                         ($492,000.00)
              Excess in Collection Account                                                               ($879.55)
                                                                                              --------------------
              Available for Expenses and Residual Payments                                              $2,523.24

              Expenses Payable                                                                           ($365.77)

                                                                                              --------------------
              Net Balance                                                                               $2,157.47
                                                                                              ====================


              Due to Residual Holders                                                                   $2,157.47

              Amount Payable Per Individual
              Residual Certificate (5% Denomination):                                                   $107.8735


                      Interest                             Principal              Principal         Per $1,000
                    Payable Per        Principal          Payable Per           Balance After       CTF After
    Class            $1,000 CTF         Payable           $1,000 CTF          APRIL  25, 1996       APRIL  25, 1996
- -------------      --------------  -----------------  -------------------     ------------------    ---------------------
     2-A               $0.000000                               $0.000000                                       $0.000000

     2-B               $0.000000                               $0.000000                                       $0.000000

     2-C               $0.000000                               $0.000000                                       $0.000000

     2-D               $7.958333        $492,000.00 **         -                  $3,930,000.00            $1,000.000000

     2-E               $0.000000           -                   -                 $11,777,007.48            $2,264.809131
                                   -----------------                          ------------------
                                              $0.00                              $15,707,007.48

                   Ending Aggregate Agency MBS Balance:                          $15,725,919.05

                   Excess in collection Act  as of M                                    $187.03
                   Accrual Distribution Amount:                                      $96,847.99
                   Aggregate Cash Flow Value Decline:                               $395,844.53
                   Principal to Class 2-D Redemption                               ($492,000.00)
                                                                              ------------------
                                                                                        $879.55
                   Principal Distributable to Class 2-D                             $492,000.00
                                                                              ------------------
                   Aggregate Amount of Principal Distributable:                     $492,879.55




                                                                              THE FIRST NATIONAL BANK OF CHICAGO,
                                                                              as Trustee
                                                                              Corporate Trust Division
                                                                              Suite 0126
                                                                              One First National Plaza
                                                                              Chicago, Illinois  60670
                                                                              (312)407-4660

                   ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.




                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

             Distribution Date Statement for           May  1, 1996



              COUPON          Principal           Number of          Interest             Interest
  Class        RATE          Outstanding        Certificates          Accrued             Payable
- --------- -------------- -------------------- ----------------- ------------------- --------------------
    A            0.0000%               $0.00            38,510               $0.00                $0.00

    B            8.0000%               $0.00            51,050               $0.00                $0.00

    Z            9.9000%      $16,530,826.64            10,440         $136,379.32          $136,379.32
                         -------------------- ----------------- ------------------- --------------------
                              $16,530,826.64           100,000         $136,379.32          $136,379.32



          Agency MBS Collections :
                        Interest                                                            $137,759.15
                        Principal                                                           $637,227.18
          Investment Income                                                                     $646.42
                                                                                    --------------------
          TOTAL AVAILABLE                                                                   $775,632.75

          Due to Certificateholders                                                        ($773,606.50)
                                                                                    --------------------
          Available for Expenses and Residual Payments                                        $2,026.25

          Expenses Payable                                                                     ($376.22)
                                                                                    --------------------
          Net Balance                                                                         $1,650.03
                                                                                    ====================


          Due to Residual Holders                                                             $1,650.03

          Amount Payable Per Individual
          Residual Certificate (5% Denomination):                                              $82.5015


                                                                                               Principal Balance
                  Interest                              Principal            Principal         Per $1,000
                Payable Per         Principal          Payable Per          Balance After      CTF After
  Class          $1,000 CTF          Payable*           $1,000 CTF      May  1, 1996           May  1, 1996
- ---------    ------------------ ------------------  ------------------  ---------------------  --------------------
    A                $0.000000              $0.00           $0.000000                  $0.00             $0.000000

    B                $0.000000              $0.00           $0.000000                  $0.00             $0.000000

    Z               $13.063153        $637,227.18          $61.037086         $15,893,599.46         $1,522.375427
                                ------------------                      ---------------------
                                      $637,227.18                             $15,893,599.46


             Ending Aggregate Agency MBS Balance:                             $15,893,866.99


                                Accrual Distribution Amount:                                                 $0.00
                                Aggregate Cash Flow Value Decline:                                     $637,227.18
                                                                                               --------------------
                                *Aggregate Amount of Principal Distributable:                          $637,227.18







                                                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                                                        as Trustee
                                                                        Corporate Trust Division
                                                                        Suite 0126
                                                                        One First National Plaza
                                                                        Chicago, Illinois  60670
                                                                        (312)407-4660

                               *

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
           Distribution Date Statement for               May 1, 1996


             COUPON            Principal             Number of            Interest               Interest
 Class        RATE            Outstanding       Certificates               Accrued               Payable
- -------- --------------- ---------------------- ------------------- --------------------- ----------------------
  2-A            0.0000%                 $0.00              39,750                 $0.00                  $0.00

  2-B            7.0000%                 $0.00              24,540                 $0.00                  $0.00

  2-C            7.0000%                 $0.00              10,930                 $0.00                  $0.00

  2-D            7.0000%                 $0.00              14,580                 $0.00                  $0.00

  2-Z            9.4000%        $19,640,927.95              10,200           $153,853.94            $153,853.94
                         ---------------------- ------------------- --------------------- ----------------------
                                $19,640,927.95             100,000           $153,853.94            $153,853.94



         Agency MBS Collections :
                        Interest                                                                    $155,490.79
                        Principal                                                                   $570,856.96
         Investment Income                                                                            $1,446.23
                                                                                          ----------------------
         TOTAL AVAILABLE                                                                            $727,793.98

         Due to Certificateholders                                                                 ($724,710.90)
                                                                                          ----------------------
         Available for Expenses and Residual Payments                                                 $3,083.08

         Expenses Payable                                                                              ($437.96)
                                                                                          ----------------------
         Net Balance                                                                                  $2,645.12
                                                                                          =====================


         Due to Residual Holders                                                                      $2,645.12

         Amount Payable Per Individual
         Residual Certificate (5% Denomination):                                                      $132.2560



                                                                                                 Principal Balance
                 Interest                                     Principal           Principal      Per $1,000
                Payable Per            Principal             Payable Per        Balance After    CTF After
 Class          $1,000 CTF              Payable*              $1,000 CTF       May 1, 1996       May 1, 1996
- --------   --------------------- ----------------------  --------------------  ----------------  ----------------------
  2-A                 $0.000000                  $0.00             $0.000000             $0.00               $0.000000

  2-B                 $0.000000                  $0.00             $0.000000             $0.00               $0.000000

  2-C                 $0.000000                  $0.00             $0.000000             $0.00               $0.000000

  2-D                 $0.000000                  $0.00             $0.000000             $0.00               $0.000000

  2-Z                $15.083720            $570,856.96            $55.966369    $19,070,070.99           $1,869.614803
                                 ----------------------                        ----------------
                                           $570,856.96                          $19,070,070.99


           Ending Aggregate Agency MBS Balance:                                 $19,070,085.74


                                 Accrual Distribution Amount:                                                    $0.00
                                 Aggregate Cash Flow Value Decline:                                        $570,856.96
                                                                                                 ----------------------
                                 *Aggregate Amount of Principal Distributable:                             $570,856.96

                                 Principal Allocation:                         Class 2-A:                       0.0000%
                                                                               Class 2-D:                       0.0000%



                                                                               THE FIRST NATIONAL BANK OF CHICAGO,
                                                                               as Trustee
                                                                               Corporate Trust Division
                                                                               Suite 0126
                                                                               One First National Plaza
                                                                               Chicago, Illinois  60670
                                                                               (312)407-4660



                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

        Distribution Date Statement for                 April  20, 1996

                     UPPER TIER REMIC REGULAR CERTIFICATES



               COUPON             Principal             Number of         Interest             Interest
    Class       RATE             Outstanding           Cert.              Accrued              Payable
- ------------- ---------        ----------------        ----------       ----------            ----------
     1-A        8.5000%                  $0.00          15,250               $0.00                 $0.00

     1-B        9.0000%                  $0.00          10,500               $0.00                 $0.00

     1-C        9.0000%                  $0.00           6,500               $0.00                 $0.00

     1-D        9.0000%          $3,981,569.51          16,500          $29,861.77            $29,861.77

     1-E        9.0000%         $12,000,000.00          12,000          $90,000.00            $90,000.00

     1-F        0.0000%                  $0.00          18,500               $0.00                 $0.00

     1-G        0.0000%                  $0.00          12,450               $0.00                 $0.00

     1-H        0.0000%                  $0.00           4,850               $0.00                 $0.00

     1-I      259.5000%             $31,963.14             152           $6,912.03             $6,912.03
                               ---------------          ------         -----------           -----------
                                $16,013,532.65          96,702         $126,773.80           $126,773.80

                                                                                                        Principal Balance
                   Interest                                   Principal            Principal            Per $1,000
                 Payable Per             Principal           Payable Per          Balance After         CTF After
    Class         $1,000 CTF             Payable*            $1,000 CTF          April  20, 1996        April  20, 1996
    -----        -----------         ------------         -------------------  ---------------------  -------------------------
     1-A         $0.000000                 $0.00              $0.000000                  $0.00                  $0.000000

     1-B         $0.000000                 $0.00              $0.000000                  $0.00                  $0.000000

     1-C         $0.000000                 $0.00              $0.000000                  $0.00                  $0.000000

     1-D         $1.809804           $413,360.14             $25.052130          $3,568,209.37                $216.255113

     1-E         $7.500000             -                      -                 $12,000,000.00              $1,000.000000

     1-F         $0.000000                 $0.00              $0.000000                  $0.00                  $0.000000

     1-G         $0.000000                 $0.00              $0.000000                  $0.00                  $0.000000

     1-H         $0.000000                 $0.00              $0.000000                  $0.00                  $0.000000

     1-I        $45.473882               $826.72              $5.438947             $31,136.42                $204.844868
                                     -----------                                 -------------
                                     $414,186.86                                $15,599,345.79





                     UPPER TIER REMIC REGULAR CERTIFICATES



               COUPON             Principal                 Number of             Interest             Interest
                RATE             Outstanding               Cert.                   Accrued              Payable
              ---------        ----------------            ----------           ----------           -----------
     1-R        0.0000%             $0.00                    3,298                 $7.96                 $7.96


                                                                                                         Principal Balance
                       Interest                                   Principal            Principal         Per $1,000
                     Payable Per             Principal           Payable Per          Balance After      CTF After
                      $1,000 CTF             Payable*            $1,000 CTF       April 20, 1996           April  20, 1996
              ------------------------ -------------------  -------------------  ---------------------  -------------------------
     1-R                     $0.002414               $0.00            $0.000000                  $0.00                  $0.000000




                       LOWER TIER REMIC REGULAR INTERESTS

                                                                                                                  Principal
               COUPON             Principal             Number of             Interest         Principal        Balance After
    Class       RATE             Outstanding           Certificates           Accrued          Payable*         April 20, 1996
- ------------- ---------        ----------------        ------------      --------------    -------------       ----------------
    1-AS        9.5000%                  $0.00              15,311               $0.00           $0.00                    $0.00

    1-BS        9.5000%                  $0.00              10,521               $0.00           $0.00                    $0.00

    1-CS        9.5000%                  $0.00               6,513               $0.00           $0.00                    $0.00

    1-DS        9.5000%          $4,006,950.62              16,533          $31,721.69     $414,186.86            $3,592,763.76

    1-ES        9.5000%         $12,024,000.00              12,024          $95,190.00       -                   $12,024,000.00

    1-FS        9.5000%                  $0.00              30,950               $0.00           $0.00                    $0.00

    1-HS        9.5000%                  $0.00               8,148               $0.00           $0.00                    $0.00

                               ----------------            -------       -------------     ------------        ----------------
                                $16,030,950.62             100,000         $126,911.69     $414,186.86           $15,616,763.76

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
                DISTRIBUTION DATE STATEMENT FOR April  20, 1996


Agency MBS Collections :
         Interest                                                                 $126,781.76
         Principal                                                                $414,186.86
Investment Income                                                                     $200.12
                                                                                 ------------
Lower Tier REMIC Collection Account                                               $541,168.74
                                                                                 ------------
Upper Tier REMIC Collection Account                                               $541,168.74

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                                             ($414,186.86)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                                            ($126,773.80)

Expenses Payable                                                                        $0.00


REMIC Taxes Payable                                                                     $0.00

Interest Payable to Class 1-R Certificate                                              ($7.96)



Principal Payable to Class 1-R Certificate                                              $0.00

Due to Class 1-RS Certificate                                                        ($200.12)
                                                                                 ------------
Net Balance                                                                            ($0.00)
                                                                                 ============



 Beginning Aggregate Agency MBS Balance :                           $100,001,006.61
 Ending Aggregate Agency MBS Balance :                               $15,600,352.22


  Aggregate Cash Flow Value Decline:                                    $414,186.86
                                                                    ---------------
  *Aggregate Amount of Principal Distributable:                         $414,186.86



  Principal Allocation:


  Aggregate Amount of Principal
  Distributable to Classes 1-D and 1-I:

  Class 1-D:                         2.50521297%
  Class 1-I:                         0.54389474%

  Aggregate Amount of Principal
  Distributable to Classes 1-G,1-H and 1-R :

  Class 1-R:                         0.00000000%





  THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee
  Corporate Trust Division
  Suite 0126
  One First National Plaza
  Chicago, Illinois  60670
  (312)407-4660
